Exhibit 99.5
                                                                   ------------



                          FIRST SUPPLEMENTAL INDENTURE


         FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of June 24, 2004, among HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), and The Bank of Nova Scotia Trust Company of New York, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 22, 2002, providing for the issuance of an aggregate principal amount of $1.0 billion of 7-5/8% Senior Notes due 2012 (the "Notes");

         WHEREAS, the Special Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the amendments to the Indenture (the "Proposed Amendments") set forth in this Supplemental Indenture;

         WHEREAS, Section 8.02 of the Indenture provides that the Company and the Trustee may amend the Indenture with the written consent of the Holders of a majority in principal amount of the then outstanding Notes ("Requisite Consent");

         WHEREAS, the Company has distributed a Consent Solicitation Statement, dated March 16, 2004 as supplemented and amended on April 29, 2004 and June 8, 2004 (as supplemented and amended, the "Solicitation Statement"), and accompanying Consent Forms to the Holders of the Notes in connection with the Proposed Amendments as described in the Solicitation Statement;

         WHEREAS, the Requisite Consent to the Proposed Amendments to the provisions of the Indenture have been received by the Company and the Trustee and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof; and

         WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. DEFINITIONS.

         (a) Section 1.01 of the Indenture is hereby amended to include the following new definitions:

                  "Digital Hospital" means the planned 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama replacement for the HealthSouth Medical Center.

                  "Digital Hospital Transaction" means any sale, joint venture, sale leaseback or other related financing transaction involving the Digital Hospital.

                  "Fiscal Year" means the twelve month period ending on December 31.

                  "Historical Reports" means the Annual Report(s) on Form 10-K containing audited financial statements required to be filed with the Commission for any Fiscal Year ended on or prior to December 31, 2003.

                  "Report Date" means the date on which the Company shall deliver the Supplemental Report.

                  "Senior Notes" means our 6.875% Senior Notes due 2005, 7.000% Senior Notes due 2008, 7.375% Senior Notes due 2006, 8.375% Senior Notes due 2011 and 8.500% Senior Notes due 2008.

                  "Senior Subordinated Notes" means our 10.750% Senior Subordinated Notes due 2008.

                  "Supplemental Report" means the Annual Report on Form 10-K for the Fiscal Year ending December 31, 2004, containing audited financial statements required to be filed with the Commission pursuant to the Exchange Act for the Fiscal Year ending on December 31, 2004.

         (b) Section 1.01 of the Indenture is hereby amended to replace the period at the end of the existing definition of "Attributable Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further, that Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Company or a Subsidiary of the Company (other than a Joint Venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Company or any such Subsidiary is otherwise liable on a recourse basis."

         (c) Section 1.01 of the Indenture is hereby amended to replace the period at the end of the existing definition of "Refinancing Indebtedness" with a semicolon and to insert thereafter the following new language:

                  " and provided further that: so long as (y) the Company designates such Indebtedness as Refinancing Indebtedness and (z) the net proceeds of such Refinancing Indebtedness are not used for any purpose other than refinancing existing indebtedness or a repayment of revolving Bank Debt, such Indebtedness shall constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness."

                  (d) Section 1.01 of the Indenture is hereby amended to delete the "and" at the end of existing clause (iv) of the existing definition of "Permitted Investments", to replace the period at the end of the existing clause (v) with a semicolon and to insert thereafter the following new clause (vi):

                   "and (vi) any Investment arising from the transfer of assets made pursuant to the Digital Hospital Transaction."

         3. REPORTS. Section 4.02 of the Indenture is hereby amended by deleting the section in its entirety and replacing it with the following:

                  "From and after the Report Date and for all periods ending on or after December 31, 2005, whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company shall file with the Commission, to the extent such filings are accepted by the Commission, and shall furnish (within 15 days after such filing) to the Trustee and to the Holders all quarterly and annual reports and other information, documents and reports that would be required to be filed with the Commission pursuant to Section 13 of the Exchange Act if the Company were required to file under such section. In addition to the foregoing, the Company shall file the Historical Reports with the Commission on or prior to June 30, 2005 and the Supplemental Report on or prior to December 31, 2005. The Company shall also furnish to the Trustee and to the Holders all other quarterly and annual reports and other information, documents and reports required to be filed with the Commission promptly after such reports and other information and documents are filed with the Commission. In addition, the Company shall make such information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates)."

         4. LIMITATION ON EXISTING INDEBTEDNESS AND SUBSIDIARY PREFERRED STOCK.
Section 4.11(b) of the Indenture is hereby amended to delete the "and" at the end of existing clause (v) and to replace the existing clause (vi) with the following new clauses (vi) and (vii):

                  "(vi) the Company may incur Indebtedness consisting of Bank Debt in an aggregate principal amount at any time outstanding not to exceed $750,000,000; and (vii) the Subsidiaries of the Company may incur Indebtedness, including all Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness incurred pursuant to this clause
         (vii), in an aggregate principal amount at any time outstanding not to exceed $250,000,000, in addition to Existing Indebtedness and other Indebtedness permitted to be incurred by Subsidiaries of the Company pursuant to the foregoing clauses (ii) - (vi)."

         5. EVENTS OF DEFAULT.

         (a) Section 6.01(b) of the Indenture is hereby amended to insert the following new language immediately after the word "redemption" in such section:

          "or any right of Holders to require repurchase"

         (b) Section 6.01(e) of the Indenture is hereby amended to insert the following new language immediately following the semicolon at the end of existing Section 6.01(e):

                  "provided however, that from and after the date upon which this Supplemental Indenture becomes effective in accordance with the terms of the Indenture, any such acceleration by holders of our Senior Notes or Senior Subordinated Notes shall not constitute an Event of Default under this Section 6.01(e) until (i) the trustee or the requisite number of registered holders of such indebtedness have made a demand for payment to the Company and (ii) the trustee or the requisite number of registered holders of such indebtedness have obtained a judgment from a court of competent jurisdiction ordering the Company to pay all amounts owing under such other series of our Senior Notes or Senior Subordinated Notes, as the case may be, that has effectively accelerated such indebtedness in accordance with the terms of the applicable indenture;"

         (c) Section 6.01 of the Indenture is hereby amended to delete the word "or" from the end of existing paragraph (f), to replace the period at the end of existing paragraph (g) with a semi-colon and to include the following new paragraphs (h) and (i):

                  "(h) the Company shall fail to file the Historical Reports with the Commission on or prior to June 30, 2005; or

                  (i) the Report Date does not occur on or prior to December 31, 2005."

         6. AMENDMENTS TO NOTES. Each of Exhibit A and Exhibit B to the Indenture is hereby amended in full by substituting for each such exhibit, Exhibit A and Exhibit B, respectively, to this First Supplemental Indenture.

         7. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         8. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         10. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

         11. RATIFICATION OF INDENTURE; SUPPLEMENTAL PART OF INDENTURE. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby. This Supplemental Indenture shall become effective as of the date hereof at such time as executed counterparts of this Supplemental Indenture have been delivered by each party hereto to the other party hereto; provided, however, that no provision of this Supplemental Indenture shall be effective or binding on the parties hereto unless (i) such provision complies with the Trust Indenture Act and (ii) Holders of the requisite principal amount of Notes have provided consents (and not thereafter validly revoked such consent) to such provision on or prior to the date hereof.

         12. VALIDITY; ENFORCEABILITY. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         13. THIRD-PARTY BENEFICIARY. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of June 24, 2004.

                                        HEALTHSOUTH CORPORATION



                                        By: /s/ Gregory L. Doody
                                           -----------------------------------
                                           Name:  Gregory L. Doody
                                           Title: Executive Vice President
                                                  General Counsel and Secretary


                                        THE BANK OF NOVA SCOTIA TRUST COMPANY OF
                                        NEW YORK, AS TRUSTEE



                                        By: /s/ Warren A. Goshine
                                           -----------------------------------
                                           Name:   Warren A. Goshine
                                           Title:   Vice President

                                                                      EXHIBIT A
                                                                      ---------


                  [FORM OF AMENDED AND RESTATED SERIES A NOTE]

                                                                     CUSIP No.:

                            HEALTHSOUTH CORPORATION

                 __% AMENDED AND RESTATED SENIOR NOTE DUE 20__

No.                                                                  $

         HEALTHSOUTH CORPORATION, a corporation incorporated in Delaware (the "Company," which term includes any successor entity), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $ on June 1, 20__.

         Interest Payment Dates: June 1 and December 1, commencing December 1, 2002.

         Record Dates:  May 15 and November 15.

         Reference is made to the further provisions of this Amended and Restated Note contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Amended and Restated Note to be signed manually or by facsimile by its duly authorized directors, officers or other authorized signatories.


                                    HEALTHSOUTH CORPORATION



                                    By: _______________________________
                                        Name:
                                        Title:


                                    By: _______________________________
                                        Name:
                                        Title:



CERTIFICATE OF AUTHENTICATION

Date:

         This is one of the __% Amended and Restated Senior Notes due 20__ referred to in the within-mentioned Indenture.


                                     THE BANK OF NOVA SCOTIA TRUST COMPANY OF
                                     NEW YORK, AS TRUSTEE



                                    By: _______________________________
                                        Name:
                                        Title:

                             (REVERSE OF SECURITY)

                 __% AMENDED AND RESTATED SENIOR NOTE DUE 20__

         1. Interest. HEALTHSOUTH CORPORATION, a corporation incorporated in Delaware (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or duly provided for, or if no interest has been paid, from the date of the original issuance of the Notes. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing December 1, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand at the rate borne by the Notes.

         2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on May 15 or November 15 immediately preceding the Interest Payment Date (whether or not such day is a Business Day) even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Payments of principal and premium, if any, will be made (on presentation of such Notes if in certificated form) in U.S. legal tender; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in U.S. legal tender. The Company may deliver any such interest payment by check mailed to the address of the Person entitled thereto as such address will appear on the security register.

         3. Paying Agents and Registrar. Initially, The Bank of Nova Scotia Trust Company of New York (the "Trustee"), will act as Paying Agent and the Trustee will act as Registrar. The Company may change any Paying Agents, Registrar or co-Registrar without notice to the Holders. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as Registrar or co-Registrar.

         4. Indenture. The Company issued this Note under an Indenture, dated as of May 22, 2002 (as amended, restated or otherwise modified, the "Indenture"), by and between the Company and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its ____% Senior Notes due 20__ (the "Notes"), as amended and restated pursuant to the First Supplemental Indenture, dated June 24, 2004, to the Indenture. The Notes include the Initial Notes and the Exchange Notes issued pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company.

         5. Redemption. The Notes will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus any applicable Make-Whole Premium (together, the "Redemption Price") plus accrued interest thereon to the date of redemption.

         "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.50%.

         "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Make-Whole Premium" means, for any Note to be redeemed, a premium equal to the excess (if any) of (i) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on such Note discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate over (ii) 100% of the unpaid principal amount of such Note. If a redemption date does not fall on an interest payment date, then, with respect to the interest payment immediately succeeding the redemption date, only the unaccrued portion of such interest payment as of the redemption date shall be included in the calculation pursuant to clause (i) above.

         "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company.

         "Reference Treasury Dealer" means (i) each of UBS Warburg LLC, Deutsche Bank Securities Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by such Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         If less than all of the Notes are to be redeemed at any time, selection of the Notes to be redeemed will be made by the Trustee from among the outstanding Notes on a pro rata basis, by lot or by any other method permitted in the Indenture. On and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

         The Notes will not be entitled to any sinking fund.

         6. Notice of Redemption. Notice of redemption under paragraph 5 of this Note will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address.

         Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus interest accrued through the Redemption Date, if any.

         7. Offers to Purchase. Prior to the occurrence of the Fall-Away Event (as defined in the Indenture), the Indenture provides that, after certain Asset Sales (as defined in the Indenture) or upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

         7A. Holders' Right to Require Purchase. Each Holder of the Notes shall have the right to require the Company to purchase all outstanding Notes held by such Holder on January 2, 2009, for a purchase price equal to 100% of the principal amount of such Notes, plus accrued interest thereon to the date of purchase (the "Purchase Price").

         A Holder electing to require the Company to purchase its Notes must provide written notice of its irrevocable election to exercise its put option pursuant to this Section 7A not more than 150 days and no fewer than 120 days prior to January 2, 2009, and the Company shall purchase the Notes from all Holders who have delivered such notice on January 2, 2009. A Holder electing to require the Company to purchase its Notes in accordance with the previous sentence may not thereafter revoke such notice and shall be required to surrender the Notes in accordance with this Section 7A.

         Holders electing to have their Notes purchased by the Company shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent prior to the close of business on January 2, 2009.

                  On January 2, 2009, the Company shall accept such Notes for payment and deposit with the Paying Agent U.S. legal tender sufficient to pay the Purchase Price of the Notes to be purchased on January 2, 2009, the Paying Agent shall mail to each Holder of Notes being purchased payment in an amount equal to the Purchase Price for such Notes.

         8. Registration Rights. Pursuant to the Registration Rights Agreement by and between the Company and the Initial Purchasers, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's Series B 7-5/8% Senior Notes due 2012 (the "Exchange Notes"), at such time as the Exchange Notes shall have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Notes (except that such Exchange Notes will not contain terms with respect to transfer restrictions or additional interest). The Holders of the Initial Notes shall be entitled to receive certain Additional Interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

         9. Denominations; Transfer; Exchange. The Notes are in definitive, fully registered form, without coupons, in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

         10. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

         11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years (or such shorter period for the return of such moneys to the Company under applicable abandoned property laws), the Trustee and the Paying Agent will pay the money back to the Company. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

         12. Legal Defeasance and Covenant Defeasance. If the Company at any time deposits with the Trustee U.S. legal tender or other obligations of the types set forth in the Indenture sufficient to pay the principal of and interest on the Notes to Stated Maturity or redemption, if applicable, and complies with the other provisions of the Indenture relating to Legal Defeasance or Covenant Defeasance, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

         13. Amendments, Supplements, and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate outstanding principal amounts of the Notes, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

         14. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, make payments in respect of its Capital Stock, incur additional Indebtedness, make certain investments, sell assets, enter into transactions with Affiliates, create Liens, merge or consolidate with or into any other Person or sell, lease, convey or otherwise dispose of all or substantially all of its assets or create dividend or other payment restrictions affecting Subsidiaries of the Company. Such limitations are subject to a number of important qualifications and exceptions and, in certain instances upon the occurrence of certain events, cease to be binding upon the Company and its Subsidiaries. The Company must report on an annual basis to the Trustee on compliance with such limitations.

         15. Successor. When a Successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor entity will be released from those obligations.

         16. Defaults and Remedies. Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default with respect to the Company pursuant to SECTION 6.01(F) or 6.01(G) of the Indenture) shall have occurred and be continuing, then the Trustee by written notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding by written notice to the Company and the Trustee, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes by written notice to the Company and the Trustee may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default with respect to the Company specified in
Section 6.01(f) or 6.01(g) of the Indenture occurs, the principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

         17. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

         18. No Recourse Against Others. No incorporator, director, officer, employee, stockholder or controlling person, as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

         19. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

         20. Multiple Counterparts. The parties may sign multiple counterparts of this Note. Each signed counterpart shall be deemed an original but all of them together represent one and the same Note.

         21. Governing Law. This note shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law. Each of the parties to the indenture has agreed to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this note.

         22. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         23. CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

         24. Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

         The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to:
HEALTHSOUTH Corporation, One HealthSouth Parkway, Birmingham, Alabama 35243, Telephone No. (205) 970-5917, Facsimile No. (205) 970-5858, Attention: General Counsel.

                                ASSIGNMENT FORM

         If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

____________________________________________________________

____________________________________________________________

____________________________________________________________
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________________                Signed: ___________________________


NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.



Medallion Guarantee: _____________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

         If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.12 or SECTION 4.15 of the Indenture or Section 7A of the Note, check the appropriate box:

                  Section 4.12 [ ]
                  Section 4.15 [ ]
                  Section 7A   [ ]

         If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.12 or SECTION 4.15 of the Indenture or Section 7A of the Note, state the amount you elect to have purchased:


$ _______________________


Date:________________________




__________________________________________________________________
(Sign exactly as your name appears on the other side of this Note)

                                                                      EXHIBIT B
                                                                      ---------


                  [FORM OF AMENDED AND RESTATED SERIES B NOTE]

                                                                     CUSIP No.:

                            HEALTHSOUTH CORPORATION

                 __% AMENDED AND RESTATED SENIOR NOTE DUE 20__

No.                                                                   $

         HEALTHSOUTH CORPORATION, a corporation incorporated in Delaware (the "Company," which term includes any successor entity), for value received promises to pay to CEDE & CO., or registered assigns, the principal sum of $ on June 1, 20__.

         Interest Payment Dates: June 1 and December 1, commencing December 1, 2002.

         Record Dates:  May 15 and November 15.

         Reference is made to the further provisions of this Amended and Restated Note contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Amended and Restated Note to be signed manually or by facsimile by its duly authorized directors, officers or other authorized signatories.



                                    HEALTHSOUTH CORPORATION



                                    By: _______________________________
                                        Name:
                                        Title:


                                    By: _______________________________
                                        Name:
                                        Title:



CERTIFICATE OF AUTHENTICATION


Date:______________________

         This is one of the __% Amended and Restated Senior Notes due 20__ referred to in the within-mentioned Indenture.


                                    THE BANK OF NOVA SCOTIA TRUST COMPANY OF
                                    NEW YORK, AS TRUSTEE





                                    By: __________________________________

                                           Authorized Signatory:

                             (REVERSE OF SECURITY)

                 __% AMENDED AND RESTATED SENIOR NOTE DUE 20__

         1. Interest. HEALTHSOUTH CORPORATION, a corporation incorporated in Delaware (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or duly provided for, or if no interest has been paid, from the date of the original issuance of the Notes. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing December 1, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand at the rate borne by the Notes.

         2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on May 15 or November 15 immediately preceding the Interest Payment Date (whether or not such day is a Business Day) even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Payments of principal and premium, if any, will be made (on presentation of such Notes if in certificated form) in U.S. legal tender; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in U.S. legal tender. The Company may deliver any such interest payment by check mailed to the address of the Person entitled thereto as such address will appear on the security register.

         3. Paying Agents and Registrar. Initially, The Bank of Nova Scotia Trust Company of New York (the "Trustee"), will act as Paying Agent and the Trustee will act as Registrar. The Company may change any Paying Agents, Registrar or co-Registrar without notice to the Holders. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as Registrar or co-Registrar.

         4. Indenture. The Company issued this Note under an Indenture, dated as of May 22, 2002 (as amended, restated or otherwise modified, the "Indenture"), by and between the Company and the Trustee. This Note is one of a duly authorized issue of Exchange Notes of the Company designated as its __% Senior Notes due 20__ (the "Notes"), as amended and restated pursuant to the First Supplemental Indenture, dated June 24, 2004, to the Indenture. The Notes include the Initial Notes and the Exchange Notes issued pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company.

         5. Redemption. The Notes will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus any applicable Make-Whole Premium (together, the "Redemption Price") plus accrued interest thereon to the date of redemption.

         "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.50%.

         "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Make-Whole Premium" means, for any Note to be redeemed, a premium equal to the excess (if any) of (i) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on such Note discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate over (ii) 100% of the unpaid principal amount of such Note. If a redemption date does not fall on an interest payment date, then, with respect to the interest payment immediately succeeding the redemption date, only the unaccrued portion of such interest payment as of the redemption date shall be included in the calculation pursuant to clause (i) above.

         "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company.

         "Reference Treasury Dealer" means (i) each of UBS Warburg LLC, Deutsche Bank Securities Inc. and Banc of America Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by such Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         If less than all of the Notes are to be redeemed at any time, selection of the Notes to be redeemed will be made by the Trustee from among the outstanding Notes on a pro rata basis, by lot or by any other method permitted in the Indenture. On and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

         The Notes will not be entitled to any sinking fund.

         6. Notice of Redemption. Notice of redemption under paragraph 5 of this Note will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address.

         Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus interest accrued through the Redemption Date, if any.

         7. Offers to Purchase. Prior to the occurrence of the Fall-Away Event (as defined in the Indenture), the Indenture provides that, after certain Asset Sales (as defined in the Indenture) or upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

         7A. Holders' Right to Require Purchase. Each Holder of the Notes shall have the right to require the Company to purchase all outstanding Notes held by such Holder on January 2, 2009, for a purchase price equal to 100% of the principal amount of such Notes, plus accrued interest thereon to the date of purchase (the "Purchase Price").

         A Holder electing to require the Company to purchase its Notes must provide written notice of its irrevocable election to exercise its put option pursuant to this Section 7A not more than 150 days and no fewer than 120 days prior to January 2, 2009, and the Company shall purchase the Notes from all Holders who have delivered such notice on January 2, 2009. A Holder electing to require the Company to purchase its Notes in accordance with the previous sentence may not thereafter revoke such notice and shall be required to surrender the Notes in accordance with this Section 7A.

         Holders electing to have their Notes purchased by the Company shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent prior to the close of business on January 2, 2009.

         On January 2, 2009, the Company shall accept such Notes for payment and deposit with the Paying Agent U.S. legal tender sufficient to pay the Purchase Price of the Notes to be purchased on January 2, 2009, the Paying Agent shall mail to each Holder of Notes being purchased payment in an amount equal to the Purchase Price for such Notes.

         8. Denominations; Transfer; Exchange. The Notes are in definitive, fully registered form, without coupons, in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

         9. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

         10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years (or such shorter period for the return of such moneys to the Company under applicable abandoned property laws), the Trustee and the Paying Agent will pay the money back to the Company. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

         11. Legal Defeasance and Covenant Defeasance. If the Company at any time deposits with the Trustee U.S. legal tender or other obligations of the types set forth in the Indenture sufficient to pay the principal of and interest on the Notes to Stated Maturity or redemption, if applicable, and complies with the other provisions of the Indenture relating to Legal Defeasance or Covenant Defeasance, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

         12. Amendments, Supplements, and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate outstanding principal amounts of the Notes, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

         13. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, make payments in respect of its Capital Stock, incur additional Indebtedness, make certain investments, sell assets, enter into transactions with Affiliates, create Liens, merge or consolidate with or into any other Person or sell, lease, convey or otherwise dispose of all or substantially all of its assets or create dividend or other payment restrictions affecting Subsidiaries of the Company. Such limitations are subject to a number of important qualifications and exceptions and, in certain instances upon the occurrence of certain events, cease to be binding upon the Company and its Subsidiaries. The Company must report on an annual basis to the Trustee on compliance with such limitations.

         14. Successor. When a Successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor entity will be released from those obligations.

         15. Defaults and Remedies. Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default with respect to the Company pursuant to SECTION 6.01(F) or 6.01(G) of the Indenture) shall have occurred and be continuing, then the Trustee by written notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding by written notice to the Company and the Trustee, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes by written notice to the Company and the Trustee may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default with respect to the Company specified in
Section 6.01(f) or 6.01(g) of the Indenture occurs, the principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

         16. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

         17. No Recourse Against Others. No incorporator, director, officer, employee, stockholder or controlling person, as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

         18. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

         19. Multiple Counterparts. The parties may sign multiple counterparts of this Note. Each signed counterpart shall be deemed an original but all of them together represent one and the same Note.

         20. Governing Law. This note shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law. Each of the parties to the indenture has agreed to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this note.

         21. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         22. CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

         23. Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

         The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to:
HEALTHSOUTH Corporation, One HealthSouth Parkway, Birmingham, Alabama 35243, Telephone No. (205) 970-5917, Facsimile No. (205) 970-5858, Attention: General Counsel.

                                ASSIGNMENT FORM

                  If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________

________________________________________________________

________________________________________________________
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date: ________________________          Signed:_________________________________
                                              (sign exactly as your name appears
                                               on the other side of this Note)


NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.



Medallion Guarantee: ___________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

         If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.12 or SECTION 4.15 of the Indenture or Section 7A of the Note, check the appropriate box:

                  Section 4.12 [ ]
                  Section 4.15 [ ]
                  Section 7A   [ ]

         If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.12 or SECTION 4.15 of the Indenture or Section 7A of the Note, state the amount you elect to have purchased:


$______________________


Date:______________________________




__________________________________________________________________
(Sign exactly as your name appears on the other side of this Note)